UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2025

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Blackstone Secured Lending Fund
(Exact name of Registrant as specified in its charter)

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Delaware	814-01299	82-7020632
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue, 31st Floor
New York, New York 10154
(Address of principal executive offices and zip code)

(212) 503-2100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.001 par value per share	BXSL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.      Submission of Matters to a Vote of Security Holders.

On September 25, 2025, Blackstone Secured Lending Fund (the “Company”) held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”). Because 164,302,491 shares of the Company’s common shares of beneficial interest, or approximately 71.53% of the 229,680,609 total shares of the Company’s common shares entitled to vote at the Annual Meeting, were present in person or by proxy, a quorum was present at the meeting, as required by the Company’s Fourth Amended and Restated Agreement and Declaration of Trust. Below are the final voting results for the following two proposals submitted to the Company’s shareholders, each of which is described in more detail in the Company’s definitive proxy statement for the Annual Meeting, dated July 2, 2025, filed with the Securities and Exchange Commission.

Proposal 1 - Election of Trustees

The following three individuals were elected as Class I trustees for the Company’s Board of Trustees to serve as trustees until the Company’s 2028 Annual Meeting of Shareholders, or if later, until such trustee’s successor is duly elected and qualified.

	Votes For	Votes Withheld	Broker Non-Votes
Vikrant Sawhney	69,529,301	1,006,856	93,766,334
James F. Clark	37,645,106	32,891,051	93,766,334
Vicki L. Fuller	37,930,661	32,605,496	93,766,334

Proposal 2 - Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2025

The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Votes For	Votes Against	Votes Abstained
163,010,124	875,779	416,588

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2025	BLACKSTONE SECURED LENDING FUND
	By:	/s/ Lucie Enns
	Name:	Lucie Enns
	Title:	Chief Legal Officer and Secretary